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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549



                                  FORM 8-K
                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 2004



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                                     43-1781797
            ---------                                     ----------
           (COMMISSION                                    (IRS EMPLOYER
           FILE NUMBER)                                   IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5.  OTHER EVENTS.

         On May 5, 2004, Solutia issued a press release announcing that Jeffry N. Quinn has been named President and Chief Executive Officer; Luc De Temmerman has been named Senior Vice President and Chief Operating Officer; James M. Sullivan has been named Senior Vice President and Chief Financial Officer; John F. Saucier has been named President of Integrated Nylon Division; and Paul H. Hatfield has been appointed Non-Executive Chairman of the Board. Mr. Quinn and Mr. Sullivan will succeed John C. Hunter and Robert
A. Clausen, respectively, both of whom will retire from Solutia effective May 31, 2004.

         A copy of the press release is filed as an exhibit to this report and is incorporated here by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits listed below are filed as part of this report.


Exhibit Number      Description
--------------      -----------

99                  Press Release dated May 5, 2004, issued by Solutia Inc.
                    announcing certain management changes




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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                            SOLUTIA INC.
                                            ---------------------------
                                            (Registrant)


                                            /s/ Rosemary L. Klein
                                            ---------------------
                                            Secretary

DATE: May 5, 2004